UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): December 19, 2024

LUXFER HOLDINGS PLC
(Exact Name of Registrant as Specified in Charter)

England and Wales	001-35370	98-1024030
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1433 North Water Street, Suite 400,
Milwaukee, WI, 53202
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: +1 414-269-2419

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Ordinary Shares, nominal value £0.50 each	LXFR	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐ Emerging Growth Company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Section 8    Other events

Item 8.01    Other events *

On December 19, 2024, Luxfer Holdings PLC issued a press release announcing the release of its 2024 Sustainability Report, highlighting the Company’s continued progress toward its environmental, social, and governance, (“ESG”), objectives. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

        Exhibits

EXHIBIT NUMBER    DESCRIPTION

        99.1            Press Release dated December 19, 2024 *

104            Interactive Data File (Inline XRBL tagging embedded within Cover Page of this Current Report on Form 8-K)

*The information contained in Item 8.01 and Exhibit 99.1 of this Current Report on Form 8-K is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under that section. Furthermore, such information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly identified as being incorporated therein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUXFER HOLDINGS PLC
(Registrant)
Date: December 20, 2024

By:     /s/ Benjamin M. Coulson
Name:     Benjamin M. Coulson
Title:     Corporate Controller & Company Secretary